                      METROPOLITAN LIFE INSURANCE COMPANY
         SECURITY EQUITY SEPARATE ACCOUNTS TWENTY-SIX AND TWENTY SEVEN

                        SUPPLEMENT DATED APRIL 28, 2008
                                      TO
              PROSPECTUS DATED NOVEMBER 3, 2003 (AS SUPPLEMENTED)

This supplement updates certain information to the prospectus referenced above. You should read and retain this supplement.

1. SEPARATE ACCOUNT ANNUAL EXPENSES

             Annual Contract Fee/1/..........................   $50
             Separate Account Annual Expenses
               (as a percentage of average accumulated value)
                Mortality and Expense Risk Charge/2/......... 1.25%
                Administrative Expense Charge................ 0.15%
             Total Separate Account Annual Expenses.......... 1.40%

-----------
/1/ This fee may be adjusted annually, subject to certain conditions. We will waive this fee if your accumulated value is $20,000 or greater. See "Charges and Deductions."

/2/ For Security Equity Separate Account Twenty-Six, we are waiving the following amounts of the Mortality and Expense risk charge on the following Investment Division: the amount, if any, equal to the underlying fund expenses that are in excess of 0.68% for the Division investing in the Western Asset Management U.S. Government Portfolio -- Class A.

2. SUBSTITUTION (APPLIES TO SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SIX ONLY)

               PRIOR FUND                                             REPLACEMENT FUND
               ----------                                             ----------------
AIM VARIABLE INSURANCE FUNDS -- AIM V.I. (right arrow) METROPOLITAN SERIES FUND, INC. -- WESTERN ASSET
GOVERNMENT SECURITIES FUND (SERIES I)                  MANAGEMENT U.S. GOVERNMENT PORTFOLIO (CLASS A)

    WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO (CLASS A)

    a.Subadviser: Western Asset Management Company

    b.Adviser: Met Advisers, LLC

    c.Investment Objective: seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.

    d.Investment Fund Expenses as of December 31, 2007 (as a percentage of average daily net assets):

                               ACQUIRED          CONTRACTUAL   NET
                                 FUND    TOTAL     EXPENSE    TOTAL
           MANAGEMENT  OTHER   FEES AND  ANNUAL  SUBSIDY OR   ANNUAL
              FEE     EXPENSES EXPENSES EXPENSES  DEFERRAL   EXPENSES
           ---------- -------- -------- -------- ----------- --------
              0.49%     0.05%    0.00%    0.54%     0.00%      0.54%

3. CIVIL UNIONS

Because the contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the contract, and all contract provisions relating to spousal continuation, are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law.

4. PURCHASE PAYMENTS

If you send your purchase payments or transaction to an address other than the one we have designated for receipt of such purchase payment or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

5. SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

When you make a full surrender or partial withdrawal of your account value (including surrenders pursuant to a request to divide the assets of the Contract), we will deduct a surrender charge.

6. FINANCIAL INDUSTRY REGULATORY AUTHORITY (FINRA)

Our distributor and principal underwriter, MetLife Investors Distribution Company, is a member of FINRA. FINRA maintains a Public Disclosure Program for investors. A brochure that includes information describing the Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or visiting FINRA's website at www.finra.org.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.